EXHIBIT 33.1

ACS EDUCATION SERVICES, INC
MANAGEMENT’S ASSESSMENT OF COMPLIANCE
WITH REGULATION AB SERVICING CRITERIA

ACS Education Services Management Assessment

Management of Affiliated Computer Services, Inc. (ACS) Education Services is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of student loan backed security transactions (the Platform), except for servicing criteria noted in Appendix A as “N/A”, which ACS Education Services has determined are not applicable to the activities it performs with respect to the Platform as of and for the year ended December 31, 2006. Appendix B identifies the individual asset-backed transactions and securities defined by management as constituting the Platform.

With respect to servicing criteria 1122(d)(2)(i) and 1122(d)(4)(iv), management has engaged a vendor to perform the activities required by the servicing criteria. ACS Education Services’ management has determined that the vendor is not considered a “servicer” as defined in Item 1101(j) of Regulation AB, and ACS Education Services’ management has elected to take responsibility for assessing compliance with the servicing criteria applicable to the vendor as permitted by Interpretation 17.06 of the SEC Division of Corporation Finance Manual of Publicly Available Telephone Interpretations (“Interpretation 17.06”). As permitted by Interpretation 17.06, ACS Education Services’ management has asserted that it has policies and procedures in place designed to provide reasonable assurance that the vendors’ activities comply in all material respects with the servicing criteria applicable to the vendors. ACS Education Services’ management is solely responsible for determining that it meets the SEC requirements to apply Interpretation 17.06 for the vendors and related criteria.

ACS Education Services’ management has assessed the effectiveness of the ACS Education Services’ compliance with the applicable servicing criteria as of and for the year ended December 31, 2006. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

Based on such assessment, management believes that, as of and for the year ended December 31, 2006, ACS Education Services has complied in all material respects with the servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of the Platform, except for the material noncompliance with servicing criterion 1122(d)(1)(iv) related to ACS Education Service having fidelity bond and errors omissions policy coverage amounts and deductible levels below the amounts required by the CLC Servicing Agreement during the year ended December 31, 2006. ACS Education Services has taken corrective action to increase the amount of coverage and adjust the deductible levels to meet the CLC Servicing Agreement requirements.

KPMG LLP, a registered public accounting firm, has issued an attestation report with respect to management’s assessment of compliance with the applicable servicing criteria as of and for the year ended December 31, 2006.

/s/ Meta Gonzalez Meta Gonzalez, Sr. Vice President March 28, 2007 Date

Education Services
2277 East 220th Street • Long Beach, CA 90810
310.513.2700

Appendix A

SERVICING CRITERIA ADDRESSED IN ACS EDUCATION SERVICES' MANAGEMENT ASSESSMENT

Definitions:

X — Servicing criteria subject to assessment
N/A — Nonapplicable

  Reg AB Reference  Servicing Criteria                                                            Applicability
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                    General Servicing  Considerations
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  1122(d)(1)(i)     Policies and procedures are instituted to monitor any performance or                X
                    other triggers and events of default in accordance with the transaction agreements.
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  1122(d)(1)(ii)    If any material servicing activities are outsourced to third                        X
                    parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
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  1122(d)(1)(iii)   Any requirements in the transaction agreements to maintain a back-up               N/A
                    servicer for the Pool Assets are maintained.
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  1122(d)(1)(iv)    A fidelity bond and errors and omissions policy is in effect on the                 X
                    party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
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                    Cash Collection and Administration
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   1122(d)(2)(i)    Payments on pool assets are deposited into the appropriate custodial bank           X
                    accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
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   1122(d)(2)(ii)   Disbursements made via wire transfer on behalf of an obligor or to an               X
                    investor are made only by authorized personnel.
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   1122(d)(2)(iii)  Advances of funds or guarantees regarding collections, cash flows or               N/A
                    distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
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   1122(d)(2)(iv)   The related accounts for the transaction, such as cash reserve accounts            N/A
                    or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
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   1122(d)(2)(v)    Each custodial account is maintained at a federally insured depository              X
                    institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange
                    Act.
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   1122(d)(2)(vi)   Unissued checks are safeguarded so as to prevent unauthorized access.               X
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   1122(d)(2)(vii)  Reconciliations are prepared on a monthly basis for all asset-backed                X
                    securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A)
                    mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
 -------------------------------------------------------------------------------------------------------------------
                    Investor Remittances and Reporting
 -------------------------------------------------------------------------------------------------------------------
   1122(d)(3)(i)    Reports to investors, including those to be filed with the Commission,             N/A
                    are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D)
                    agree with investors' or the trustee's records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.
 -------------------------------------------------------------------------------------------------------------------
   1122(d)(3)(ii)   Amounts due to investors are allocated and remitted in accordance with             N/A
                    timeframes, distribution priority and other terms set forth in the transaction agreements.
 -------------------------------------------------------------------------------------------------------------------
   1122(d)(3)(iii)  Disbursements made to an investor are posted within two business days to           N/A
                    the Servicer's investor records, or such other number of days specified in the transaction agreements.
 -------------------------------------------------------------------------------------------------------------------
   1122(d)(3)(iv)   Amounts remitted to investors per the investor reports agree with                  N/A
                    cancelled checks, or other form of payment, or custodial bank statements.
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                    Pool Asset Administration
 -------------------------------------------------------------------------------------------------------------------
   1122(d)(4)(i)    Collateral or security on pool assets is maintained as required by                  X
                    the transaction agreements or related pool asset documents.
 -------------------------------------------------------------------------------------------------------------------
   1122(d)(4)(ii)   Pool assets and related documents are safeguarded as required by the                X
                    transaction agreements.
 -------------------------------------------------------------------------------------------------------------------
   1122(d)(4)(iii)  Any additions, removals or substitutions to the asset pool are made,               N/A
                    reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
 -------------------------------------------------------------------------------------------------------------------
   1122(d)(4)(iv)   Payments on pool assets, including any payoffs, made in accordance with             X
                    the related pool asset documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.
 -------------------------------------------------------------------------------------------------------------------
   1122(d)(4)(v)    The Servicer's records regarding the pool assets agree with the                     X
                    Servicer's records with respect to an obligor's unpaid principal balance.
 -------------------------------------------------------------------------------------------------------------------
   1122(d)(4)(vi)   Changes with respect to the terms or status of an obligor's pool assets             X
                    (e.g., loan modifications or reagings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
 -------------------------------------------------------------------------------------------------------------------
   1122(d)(4)(vii)  Loss mitigation or recovery actions (e.g., forbearance plans,                       X
                    modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
 -------------------------------------------------------------------------------------------------------------------
  1122(d)(4)(viii)   Records documenting collection efforts are maintained during the period            X
                     a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
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  1122(d)(4)ix)      Adjustments to interest rates or rates of return for pool assets with              X
                     variable rates are computed based on the related pool asset documents.
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  1122(d)(4)(x)      Regarding any funds held in trust for an obligor (such as escrow                  N/A
                     accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.
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  1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax or insurance                   N/A
                     payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
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  1122(d)(4)(xii)    Any late payment penalties in connection with any payment to be made             N/A
                     on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
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  1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are posted within two                  N/A
                     business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
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  1l22(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts are recognized               X
                     and recorded in accordance with the transaction agreements.
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  1122(d)(4)(xv)     Any external enhancement or other support, identified in Item 1114(a)(1)          N/A
                     through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
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Appendix B

INDIVIDUAL ASSET-BACKED TRANSACTIONS AND SECURITIES DEFINED AS THE PLATFORM ADDRESSED IN ACS EDUCATION SERVICES’
MANAGEMENT ASSESSMENT

    Lender Name                        Deal Date               Deal Number
-----------------------------------------------------------------------------
    Wachovia                           06/29/2006               I9233

                                       07/29/2006               I9368

                                       08/21/2006               I9457

                                       09/19/2006               I9570

                                       10/18/2006               I9663

                                       12/20/2006               I9872

    College Loan Corporation           04/24/2006               I8847

    GCO Education Loan Corp.           01/17/2006               I8666

                                       02/07/2006               I8749

                                       03/24/2006               I8926

                                       04/11/2006               I8965

                                       06/14/2006               I9184

                                       07/18/2006               I9338

                                       09/26/2006               I9517

                                       12/11/2006               I9822

                                       12/21/2006               I9869